UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 17, 2009

Surfect Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-132597	88-0513176
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 27929, Tempe, Arizona, 85282
(Address of Principal Executive Office) (Zip Code)

(480) 968 - 2897
(Registrant’s telephone number, including area code)

1800 West Broadway Road, Tempe, Arizona, 85282
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03   Bankruptcy or Receivership.

On August 17, 2009 Surfect Holdings, Inc. and its wholly owned subsidiary, Surfect Technologies, Inc. each filed a voluntary petition for liquidation under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Arizona, Case number 2:09-bk-19665-RJH.

The company has been unable to secure additional funding to continue operations and therefore filed a bankruptcy petition under Chapter 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURFECT HOLDINGS, INC.

By:	/s/ STEVEN ANDERSON
Steven Anderson
Chief Executive Officer

Date:  August 19, 2009